    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 2, 2000
                                                         REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                          -----------------------------

                                 CIMA LABS INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                                     41-1569769
(State or Other Jurisdiction of          (I.R.S. Employer Identification Number)
        Incorporation)

                             10000 VALLEY VIEW ROAD
                       EDEN PRAIRIE, MINNESOTA 55344-9361
                                 (952) 947-8700
          (Address and Telephone Number of Principal Executive Offices)

                                 ---------------

                             JOHN M. SIEBERT, Ph.D.
                             CHIEF EXECUTIVE OFFICER
                                 CIMA LABS INC.
                             10000 VALLEY VIEW ROAD
                       EDEN PRAIRIE, MINNESOTA 55344-9361
                                 (952) 947-8700
           (Name, Address, and Telephone Number of Agent for Service)

                                 ---------------

                                   Copies to:
      GALE R. MELLUM, ESQ.
 KEYNA PIDCOCK SKEFFINGTON, ESQ.                      AMY E. AYOTTE, ESQ.
       FAEGRE & BENSON LLP                            DORSEY & WHITNEY LLP
     2200 WELLS FARGO CENTER                         220 SOUTH SIXTH STREET
  MINNEAPOLIS, MINNESOTA 55402                    MINNEAPOLIS, MINNESOTA 55402
         (612) 336-3000                                  (612) 340-2600
         FAX (612) 336-3026                           FAX (612) 340-2868

                                 ---------------

    APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-47558

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE

====================================================================================================================================
 TITLE OF EACH CLASS OF SECURITIES TO           AMOUNT          PROPOSED MAXIMUM       PROPOSED MAXIMUM            AMOUNT OF
             BE REGISTERED                      TO BE          OFFERING PRICE PER          AGGREGATE               AMOUNT OF
                                              REGISTERED            SHARE (1)          OFFERING PRICE (1)       REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------------
     Common Stock, $.01 par value           517,500 shares           $53.80              $27,841,500                $7,350
====================================================================================================================================

(1) Estimated solely for the purpose of the registration fee pursuant to Rule 457(c) based on the average of the high and low sales prices per share of the Registrant's Common Stock on November 1, 2000 as reported on the Nasdaq National Market.

================================================================================

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         CIMA LABS INC. is filing this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended. This Registration Statement relates to the public offering of Common Stock of CIMA LABS contemplated by the Registration Statement on Form S-3 (333-47558) filed by CIMA LABS with the Securities and Exchange Commission on October 6, 2000, as amended by Amendment No. 1 thereto filed on October 13, 2000, which was declared effective on November 1, 2000 (the "Prior Registration Statement"). CIMA LABS is filing this Registration Statement for the sole purpose of increasing the number of shares of Common Stock offered by 517,500 shares. The contents of the Prior Registration Statement are incorporated herein by reference.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eden Prairie, State of Minnesota, on November 2, 2000.

                                      CIMA LABS INC.

                                      By   /s/ John M. Siebert
                                           -------------------------------------
                                           John M. Siebert, Ph.D.
                                           President and Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons, representing a majority of the Board of Directors, in the capacities indicated on November 2, 2000.


                   SIGNATURE                                  TITLE
                   ---------                                  -----

                       *                         President, Chief Executive Officer (Principal Executive Officer)
------------------------------------------------ and Director
            John M. Siebert, Ph.D.


                       *                         Chief Financial Officer (Principal Financial and Accounting
------------------------------------------------ Officer) and Secretary
                David A. Feste


                       *                         Director
------------------------------------------------
              Terrence W. Glarner


                       *                         Director
------------------------------------------------
               Steven B. Ratoff


                       *                         Director
------------------------------------------------
              Joseph R. Robinson


*John M. Siebert, by signing his name hereto, does hereby sign this document on behalf of himself and each of the other above-named executive officer and directors of the Registrant pursuant to powers of attorney duly executed by such person.

              /s/ John M. Siebert
------------------------------------------------
                John M. Siebert

                                  EXHIBIT INDEX

    EXHIBIT       DESCRIPTION OF DOCUMENT                                                METHOD OF FILING
    -------       -----------------------                                                ----------------
    5             Opinion of Faegre & Benson LLP.                                      Filed Electronically

    23.1          Consent of Faegre & Benson LLP (included in Exhibit 5).              Filed Electronically

    23.2          Consent of Ernst & Young LLP.                                        Filed Electronically

    24            Powers of Attorney.  (1)                                          Incorporated by Reference

----------

     (1) Incorporated by reference to Exhibit 24 to the Registrant's Registration Statement on Form S-3, as amended (Registration No. 333-47558).